GOLDMAN SACHS TRUST

Structured Domestic Equity Funds

Class A, Class B, Class C, Class R, Class IR, Institutional and

Service Shares (as applicable) of the

Goldman Sachs Balanced Fund

(effective as of close of business June 29, 2012

to be renamed Goldman Sachs Income Builder Fund)

Goldman Sachs Structured Large Cap Growth Fund

Goldman Sachs Structured Large Cap Value Fund

Goldman Sachs Structured Small Cap Equity Fund

Goldman Sachs Structured Small Cap Growth Fund

Goldman Sachs Structured Small Cap Value Fund

Goldman Sachs Structured U.S. Equity Fund

(collectively, the “Funds”)

Supplement dated June 28, 2012 to the

Prospectus dated February 28, 2012 (the “Prospectus”)

Effective after the close of business July 31, 2012, the following replaces in its entirety the fifth, sixth and seventh sentences in “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 60 calendar-day lag between the date of the information and the date on which the information is disclosed (except for the Balanced Fund (effective as of close of business June 29, 2012 to be renamed Goldman Sachs Income Builder Fund) which publishes such information subject to a 30 calendar-day lag). The Funds may however, at their discretion, publish these holdings earlier than 60 calendar days (or 30 calendar days in the case of the Balanced Fund), if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings (except for the Balanced Fund, which publishes monthly top ten holdings) subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus for future reference.

STDOMAPPSTK 06-12